PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$7,229,051.52	10-31-2017	04-30-2018	4554132	1e2 / 23		07	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: SOUTHERN TULSA, LLC (TIN: 46-3056455)
SOUTHERN TULSA TLC, LLC (TIN: 47-1886039)
6800 N 79TH STREET, SUITE 200
NIWOT, CO 80503

Lender: FIRST COMMERCIAL BANK
DEXTER FACILITY
303 W. MARKET
P. O. BOX 574
DEXTER, MO 63841
(573) 624-8828

Principal Amount: $7,229,051.52 **Date of Note: October 31, 2017**

PROMISE TO PAY. SOUTHERN TULSA, LLC; and SOUTHERN TULSA TLC, LLC ("Borrower") jointly and severally promise to pay to FIRST COMMERCIAL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Seven Million Two Hundred Twenty-nine Thousand Fifty-one & 52/100 Dollars ($7,229,051.52) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 5.250% per annum based on a year of 360 days. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 30, 2018. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 30, 2017, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: FIRST COMMERCIAL BANK, DEXTER FACILITY, 303 W. MARKET, P. O. BOX 574, DEXTER, MO 63841.

LATE CHARGE. If a payment is more than 15 days late, Borrower will be charged 5.000% of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will continue to accrue interest at the interest rate under this Note.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter

continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Missouri without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Missouri.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of STODDARD County, State of Missouri.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Note is secured by FIRST MORTGAGE AND ASSIGNMENT OF RENTS ON REAL PROPERTY LOCATED AT 5170 SOUTH VANDALIA AVENUE, TULSA, TULSA COUNTY, OKLAHOMA 74135, JUNIOR LIEN AND ASSIGNMENT OF RENTS ON REAL PROPERTY LOCATED AT 5160 SOUTH VANDALIA AVENUE AND 4515 EAST 53RD STREET, TULSA, TULSA COUNTY, OKLAHOMA 74135, ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT, AND GENERAL INTANGIBLES, JUNIOR LIEN ON REAL PROPERTY LOCATED AT 1530 NE GRAND BOULEVARD, OKLAHOMA CITY, OKLAHOMA COUNTY, OKLAHOMA 73117, AND JUNIOR LIEN ON REAL PROPERTY LOCATED AT 4373 HOUSTON AVENUE, MACON, GA 31206.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: **CLIFFORD L NEUMAN, Manager of SOUTHERN TULSA TLC, LLC; and CLIFFORD L NEUMAN, Manager of SOUTHERN TULSA, LLC.** Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

SOUTHERN TULSA, LLC

By: ______________________
CLIFFORD L NEUMAN, Manager of SOUTHERN TULSA, LLC

WEST PACES FERRY HEALTHCARE REIT, INC., Member of SOUTHERN TULSA, LLC

By: ______________________
CLIFFORD L NEUMAN, Chief Financial Officer of WEST PACES FERRY HEALTHCARE REIT, INC.

SOUTHERN TULSA TLC, LLC

By: ______________________
CLIFFORD L NEUMAN, Manager of SOUTHERN TULSA TLC, LLC

GLOBAL HEALTHCARE REIT, INC., Member of SOUTHERN TULSA TLC, LLC

By: ______________________
ZVI RHINE, President of GLOBAL HEALTHCARE REIT, INC.

LENDER:

FIRST COMMERCIAL BANK

X ______________________
Authorized Signer

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

SOUTHERN TULSA, LLC

By: ______________________________
CLIFFORD L NEUMAN, Manager of SOUTHERN TULSA, LLC

WEST PACES FERRY HEALTHCARE REIT, INC., Member of SOUTHERN TULSA, LLC

By: ______________________________
CLIFFORD L NEUMAN, Chief Financial Officer of WEST PACES FERRY HEALTHCARE REIT, INC.

SOUTHERN TULSA TLC, LLC

By: ______________________________
CLIFFORD L NEUMAN, Manager of SOUTHERN TULSA TLC, LLC

GLOBAL HEALTHCARE REIT, INC., Member of SOUTHERN TULSA TLC, LLC

By: ______________________________
ZVI RHINE, President of GLOBAL HEALTHCARE REIT, INC.

LENDER:

FIRST COMMERCIAL BANK

X ______________________________
Authorized Signer